EXHIBIT 10.1

Execution Version
WAIVER TO CREDIT AGREEMENT
WAIVER TO CREDIT AGREEMENT, dated as of August 18, 2020 (this “Waiver”), by and among ETSY, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and CITIBANK, N.A., as the administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the other Loan Parties party thereto from time to time and the Issuing Banks party thereto from time to time, have entered into that certain Credit Agreement, dated as of February 25, 2019 (as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Waiver have the same meanings assigned thereto in the Credit Agreement);
WHEREAS, within five Business Days of the date hereof, the Borrower intends to issue senior unsecured convertible notes in an aggregate principal amount not to exceed $650 million (the “Proposed Bond Issuance”) and intends to use a portion of the proceeds thereof to purchase capped call transactions (the “Capped Call Transactions”);
WHEREAS, after giving effect to the Proposed Bond Issuance, the Borrower will not be in compliance with the requirement set forth in Section 6.01(s)(i) of the Credit Agreement (the “Unsecured Indebtedness Covenant Ratio Requirement”); and
WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Lenders party hereto, constituting not less than the Required Lenders, agree to waive the Borrower’s compliance with the Unsecured Indebtedness Covenant Ratio Requirement in connection with the Proposed Bond Issuance.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Waiver and Consent. Each of the parties hereto agrees that, effective as of the Waiver Effective Date (as defined below), and solely in connection with the Proposed Bond Issuance, the Lenders party hereto, which together constitute the Required Lenders, hereby consent to the Proposed Bond Issuance and the Capped Call Transactions and waive the obligation of the Borrower to comply with the Unsecured Indebtedness Covenant Ratio Requirement. For the avoidance of doubt, the Capped Call Transactions shall be deemed Permitted Equity Derivatives permitted by Section 6.07(a)(iv) for all purposes under the Agreement. The Indebtedness incurred pursuant to the Proposed Bond Issuance shall constitute Junior Debt incurred pursuant to Section 6.01(s).
SECTION 2. Conditions of Effectiveness of the Waiver. This Waiver shall become effective as of the date hereof (the “Waiver Effective Date”) upon the satisfaction of the following conditions precedent:
(a)Receipt by the Administrative Agent of an executed counterpart (which may include a facsimile or other electronic transmission) of this Waiver from the Borrower and the Required Lenders;

WEIL:\97588844\5\35899.0599

(b)On or prior to the date of the Proposed Bond Issuance (which shall be no more than five (5) Business Days after the date hereof), the Administrative Agent’s receipt of a certificate (in form and substance reasonably satisfactory to the Administrative Agent) signed by a Responsible Officer of the Borrower certifying that (i) the Borrower is in compliance with Clauses (s)(ii) – (vi) of Section 6.01 of the Credit Agreement after giving effect to, and taking into consideration, the Proposed Bond Issuance, (ii) the terms of the Proposed Bond Issuance shall not impose any financial or negative covenants that are, when taken as a whole, more restrictive than those applicable to the Credit Agreement, and (iii) the Proposed Bond Issuance will constitute Junior Debt under and as defined in the Credit Agreement; and
(c)The Administrative Agent shall have received all fees and expenses (including the reasonable fees and expenses of outside legal counsel) for which invoices have been presented no later than one (1) Business Day prior to the Waiver Effective Date (or a shorter period as reasonably agreed to by the Borrower).
SECTION 3. Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)On and after the Waiver Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Waiver.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Waiver Effective Date, this Waiver shall for all purposes constitute a Loan Document.
SECTION 4. Each Loan Party hereby certifies that the following statements will be true on the date of this Waiver:
(a)The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or in all respects to the extent already qualified by materiality or by Material Adverse Effect) on and as of the date of the Waiver; provided that to the extent that any representations and warranties specifically refer to an earlier date, they are true and correct in all material respects (or in all respects to the extent already qualified by materiality or by Material Adverse Effect) as of such earlier date.
(b)Immediately after giving effect to the Waiver, no Default or Event of Default has occurred and is continuing.
SECTION 5. Execution in Counterparts. This Waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Waiver shall be effective as delivery of an original executed counterpart of this Waiver. The words “execution,” “signed,” “signature,” and words of like import in or relating to any document to be signed in connection with this Waiver and the transactions contemplated hereby shall be deemed to include Electronic Signatures, which shall be of the same legal effect, validity or enforceability

WEIL:\97588844\5\35899.0599

as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.
(a)Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Waiver mutatis mutandis.
SECTION 7. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Waiver.
[Signature Pages Follow]

WEIL:\97588844\5\35899.0599

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ETSY, Inc., as Borrower
By:    /s/ Denny Price
Name: Denny Price
Title: VP, Tax & Treasury

Signature Page to Waiver to Credit Agreement (Etsy - 2020)
WEIL:\97588844\5\35899.0599

Execution Version
CITIBANK, N.A., as Administrative Agent
By:    /s/ Kahlil Morse
Name:    Kahlil Morse
Title:    Authorized Signatory

Signature Page to Waiver to Credit Agreement (Etsy – 2020)

WEIL:\97588844\5\35899.0599

Execution Version
CITIBANK, N.A., as a Lender
By:    /s/ Kahlil Morse
Name:    Kahlil Morse
Title:    Authorized Signatory

Signature Page to Waiver to Credit Agreement (Etsy – 2020)

WEIL:\97588844\5\35899.0599

JP MORGAN CHASE BANK, N.A., as a Lender
By:    /s/ Lauren Daley
Name:    Lauren Daley
Title:    Authorized Officer
Signature Page to Waiver to Credit Agreement (Etsy – 2020)
WEIL:\97588844\5\35899.0599

GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Jamie Minieri
Name:    Jamie Minieri
Title:    Authorized Signatory

Signature Page to Waiver to Credit Agreement (Etsy – 2020)
WEIL:\97588844\5\35899.0599